UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 7, 2008
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-50763 (COMMISSION FILE NUMBER)	91-1963165 (I.R.S. EMPLOYER IDENTIFICATION NO.)
705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 12, 2008, Blue Nile, Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter and full year ended December 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.
The information in this Item 2.02 of this Form 8-K and the exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Attached hereto as Exhibit 99.2 is the text of a press release of Blue Nile, Inc. dated February 12, 2008 announcing that effective February 7, 2008 the Board of Directors named Diane Irvine the Company’s Chief Executive Officer, in addition to her current role as President and member of the Board of Directors. The press release also announces that effective February 7, 2008 Mark Vadon, who previously held the office of Chief Executive Officer, will serve as Executive Chairman of the Company, in addition to his current role as Chairman of the Board.
Irvine, 49, joined Blue Nile in 1999 as Chief Financial Officer and served in that capacity through September 2007. She has served as President since February 2007 and has been a director of the Company since 2001. Prior to Blue Nile, she was Vice President and Chief Financial Officer of Plum Creek Timber Company, Inc., a timberland management and wood products Company. Irvine serves on the Board of Directors of Davidson Companies, an investment banking and asset management company. She holds a B.S. in Accounting from Illinois State University and holds an M.S. in Taxation from Golden Gate University.
The current salary and the other material terms of Irvine and Vadon’s employment with Blue Nile have not been modified; however, it is anticipated that the Compensation Committee of the Board of Directors will make adjustments to Irvine and Vadon’s compensation in the near future.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release, dated February 12, 2008, issued by Blue Nile, Inc. announcing fourth quarter and fiscal year 2007 financial results

99.2	Press release, dated February 12, 2008, issued by Blue Nile, Inc. announcing Irvine as Chief Executive Officer and Vadon as Executive Chairman

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.

By:	/s/ Robin Easton Robin Easton
Chief Financial Officer
(Principal Accounting and Financial Officer)
Dated: February 12, 2008